UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2011 (July 25, 2011)

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “HPT”, “we”, “us” and “our” refer to Hospitality Properties Trust and its consolidated subsidiaries, unless otherwise noted.

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2011, we entered into a new management agreement, or the new management agreement, to combine, extend the term and make other revisions to our hotel management contracts with subsidiaries of InterContinental Hotels Group, plc, or IHG.  Prior to the new management agreement, 129 of these hotels were leased to one of our wholly owned taxable reit subsidiaries and managed by IHG under four separate management contracts and one hotel in San Juan, Puerto Rico, was leased by IHG.  IHG will continue to lease this hotel. We will receive payments of owner’s priority returns and rents totaling $153.1 million per year from IHG, which is equal to the amounts of owner’s priority returns and rents due to us under the previous agreements.

For more information about our agreements with IHG, refer to our filings with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (including sections captioned “Business — Principal Management Agreement and Lease Features,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Management Agreements and Leases,” “Liquidity and Capital Resources — Our Managers and Tenants” and “—Property Management Agreements, Leases and Operating Statistics”), as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 (including the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Management Agreements and Leases,” “—Liquidity and Capital Resources — Our Managers and Tenants” and “—Management Agreements, Leases and Operating Statistics”).  Our filings with the SEC, including our annual report and our quarterly report referred to above, are available at the SEC’s website: www.sec.gov.

The terms of the new management agreement include:

•                  The term of the new management agreement extends to 2036.  In addition, IHG has the option to renew the new management agreement for two consecutive 15 year terms.  If exercised, these renewal options must be exercised for all of the hotels then included in the new management agreement.

•                  As of June 30, 2011, the security deposit held by us totaled $27.6 million.  This security deposit will continue to secure payment of our owner’s priority returns and rents.  In addition, IHG has delivered to us $37 million to supplement this security deposit resulting in a total security deposit of $64.6 million.

•                  The security deposit for our future owner’s priority returns and rents may be further increased up to $100 million from 50% of the cash flows realized from operations of the hotels under the new management agreement after payment of our owner’s priority returns and rents.  We will hold all security deposits without interest or escrow.

•                  The cash flows in excess of amounts used to pay our owner’s priority returns and rents and to fund the security deposit are available to pay IHG’s management fees to agreed amounts, which continue to be subordinated to our owner’s priority returns and rents.

•                  Available cash flows after our owner’s priority returns and rents, funding for the security deposit and the agreed management fees are available to pay additional returns to us and for incentive fees to IHG.

•                  We and IHG have identified 42 of the 130 hotels which may be removed from the new management agreement by us and rebranded or offered for sale.  If these hotels are removed from the new management agreement and rebranded, the owner’s priority return and rents to us will be reduced by amounts which have been agreed to by us and IHG.  If these hotels are sold, the owner’s priority returns and rents due to us will be reduced by 8% per annum of the net sales proceeds received by us.  In addition to these 42 hotels, one hotel previously managed by IHG was sold on July 19, 2011.  We received net sales proceeds of approximately $7 million and the owner’s priority returns and rents to us was reduced by 8% per annum of the sales proceeds to the current amount of $153.1 million per year.

•                  We and IHG have committed to a renovation program for all of the hotels included in the new management agreement pursuant to which we expect to invest approximately $300 million.  The final amounts invested will depend upon the number of hotels which we determine to rebrand or sell and remove from the new management agreement.  As we fund these renovations, the amounts of our owner’s priority returns and rents will increase by 8% per annum of the amounts we invest.  Some of the capital required for these renovations may be provided by hotel sales, but the timing of our renovation fundings and receipts of sales proceeds will likely differ.

•                  The new management agreement requires that up to 5% of gross revenues from all the hotels be escrowed for hotel maintenance and periodic refurbishment after the planned renovations being separately funded by us are completed.  These escrows will be required beginning in 2014 and increase to 5% of gross revenues in 2016.  These escrowed funds will be available on a pooled basis to fund renovations for any of our owned hotels managed by IHG.

•                  The new management agreement is effective as of July 1, 2011.

The foregoing description of the new management agreement is not complete and is subject to and qualified in its entirety by reference to the new management agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”,

“INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR CURRENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT IHG HAS DELIVERED $37 MILLION TO INCREASE THE DEPOSIT WHICH SECURES OUR PRIORITY RETURNS AND RENTS AND THAT THE TOTAL SECURITY DEPOSIT MAY BE INCREASED TO $100 MILLION.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT WE ARE ASSURED OF RECEIVING OUR OWNER’S PRIORITY RETURNS AND RENTS.  IN FACT, DURING THE PAST THREE YEARS, OUR HOTELS MANAGED BY IHG HAVE NOT GENERATED SUFFICIENT CASH FLOW TO PAY OUR PRIORITY RETURNS AND RENTS. IHG HAS PAID $125 MILLION PURSUANT TO ITS GUARANTEE OF OUR PRIORITY RETURNS AND RENTS AND THE HISTORICAL SECURITY DEPOSIT HELD BY US HAS BEEN REDUCED FROM $36.9 MILLION TO $27.6 MILLION AS OF JUNE 30, 2011.  WE CAN PROVIDE NO ASSURANCE THAT THE ENLARGED SECURITY DEPOSIT PAID BY IHG OR WHICH MAY BE CREATED WILL BE SUFFICIENT TO ENSURE FUTURE PAYMENTS OF OUR PRIORITY RETURNS AND RENTS FROM THE HOTELS MANAGED BY IHG.  THE OPERATING RESULTS AT OUR HOTELS WHICH ARE MANAGED BY IHG DEPEND ON IHG’S ABILITY TO SUCCESSFULLY OPERATE THE HOTELS AND, IN LARGE PART, UPON GENERAL ECONOMIC CONDITIONS, BOTH OF WHICH ARE BEYOND OUR CONTROL.

•                  THIS CURRENT REPORT STATES THAT WE WILL INVEST APPROXIMATELY $300 MILLION TO FUND RENOVATIONS TO OUR HOTELS MANAGED BY IHG.  THE COSTS OF HOTEL RENOVATIONS ARE DIFFICULT TO ESTIMATE.  ONCE A RENOVATIONS PROJECT IS BEGUN, IT OFTEN MUST BE FINISHED FOR THE HOTEL TO EFFECTIVELY OPERATE.  COST OVERRUNS MAY OCCUR FOR MANY DIFFERENT REASONS, MOST OF WHICH ARE BEYOND OUR CONTROL.  ALSO, AS STATED IN THIS CURRENT REPORT, THE FINAL AMOUNTS INVESTED IN OUR HOTELS MANAGED BY IHG WILL DEPEND UPON THE NUMBER OF HOTELS WHICH WE DETERMINE TO REBRAND OR SELL AND REMOVE FROM THE NEW MANAGEMENT AGREEMENT.  ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE PLANNED RENOVATIONS WILL BE COMPLETED FOR $300 MILLION.

•                  THIS CURRENT REPORT STATES THAT THE NEW MANAGEMENT AGREEMENT REQUIRES THAT AN INCREASING AMOUNT UP TO 5% OF GROSS REVENUES FROM ALL OF OUR HOTELS MANAGED BY IHG TO BE ESCROWED FOR PERIODIC REFURBISHMENTS BEGINNING IN 2014 AFTER THE CURRENTLY PLANNED RENOVATIONS.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS ESCROW WILL BE SUFFICIENT TO FUND FUTURE CAPITAL NEEDS AT THESE HOTELS.  WE BELIEVE THAT THE 5% RATE IS AT OR ABOVE AMOUNTS WHICH ARE GENERALLY REQUIRED TO BE ESCROWED UNDER

MANAGEMENT CONTRACTS IN THE HOTEL INDUSTRY.  NONETHELESS, OUR EXPERIENCE IS THAT THIS ESCROW AMOUNT MAY NOT BE SUFFICIENT TO PAY ALL COSTS OF MAINTAINING HOTELS TO BRAND STANDARDS OR OTHERWISE IN A MANNER WHICH IS ATTRACTIVE TO HOTEL CUSTOMERS.  ALSO, NO REFURBISHMENT ESCROWS ARE REQUIRED IN THE NEW MANAGEMENT AGREEMENT DURING THE PERIOD OF RENOVATIONS FUNDED BY US THROUGH 2013 AND LESS THAN 5% OF GROSS REVENUE WILL BE REQUIRED BEFORE 2016.  ACCORDINGLY, WE MAY PERIODICALLY INVEST ADDITIONAL AMOUNTS TO MAINTAIN THE HOTELS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

10.1             Management Agreement, dated as of July 1, 2011, among HPT IHG TRS-1, Inc., HPT IHG TRS-2, Inc., HPT IHG TRS-3, Inc., InterContinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC, and InterContinental Hotels Group (Canada), Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

Dated:  July 25, 2011